SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant  [x]
    Filed by Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                   CommissionOnly (as permitted
                                                   by Rule 14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      INTERNATIONAL DISPENSING CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5) Total fee paid:

--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

--------------------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
      (3)  Filing Party:

--------------------------------------------------------------------------------
      (4)  Date Filed:

--------------------------------------------------------------------------------

                      INTERNATIONAL DISPENSING CORPORATION
                             2500 Westchester Avenue
                            Purchase, New York 10577

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 1999

To the Stockholders:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of International Dispensing Corporation, a Delaware corporation (the "Company"), will be held at The Hidden Falls Clubhouse, Hidden Pond Road, Rye Brook, New York 10573 on June 18, 1999 at 10:00 A.M., New York time, for the following purposes:

         (1)      To elect two Class 1 directors to serve for three-year terms;

         (2) To ratify and approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of the Company's common stock reserved for issuance under the plan from 650,000 to 850,000;

         (3) To ratify and approve amendments to the Company's Director Option Plan to increase the number of shares of the Company's common stock reserved for issuance under the plan from 250,000 to 450,000 and to increase to 20,000 per year the number of shares of the Company's common stock subject to options automatically granted under the plan to each non-employee director; and

         (4) To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A proxy statement and proxy are enclosed.

         PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.


Dated:    May 12, 1999
                  By Order of the Board of Directors,


                                                      Jeffrey D. Lewenthal
                                                      Secretary




         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE BOARD OF DIRECTORS URGES YOU TO DATE, SIGN AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                      INTERNATIONAL DISPENSING CORPORATION



                             2500 Westchester Avenue
                            Purchase, New York 10577

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 18, 1999

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of INTERNATIONAL DISPENSING CORPORATION, a Delaware corporation (the "Company"), of proxies in the form enclosed for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 18, 1999, and at any adjournments thereof, at the time and place set forth in the accompanying Notice of Annual Meeting of Stockholders.

         The Meeting is being held to consider and vote upon (i) the election of two Class 1 directors to serve for three-year terms, (ii) to ratify and approve an amendment to the Company's 1998 Stock Option Plan (the "1998 Option Plan") to increase the shares of the Company's common stock ("Common Stock") reserved for issuance under the 1998 Option Plan from 650,000 to 850,000, and (iii) to ratify and approve amendments to the Company's Director Option Plan (the "Director Plan" and together with the 1998 Option Plan, the "Plans") to increase the number of the shares of the Common Stock reserved for issuance under the Director Plan from 250,000 to 450,000 and to increase to 20,000 per year the number of shares of the Common Stock subject to options automatically granted to each non-employee director.

         Your proxy, if properly executed, will be voted as you direct and may be revoked by you by written notice received by the Secretary of the Company at any time before it is voted. Unless contrary instructions are indicated on the proxy, it is expected that all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the two nominees for Class 1 director named herein, FOR ratification and approval of the amendment to the 1998 Option Plan and FOR ratification and approval of the amendments to the Director Plan, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed on or about May 12, 1999 to all stockholders of record at the close of business on April 30,1999.

         The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

                 This Proxy Statement should be read carefully.

                        VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

         The Common Stock is the only security of the Company entitled to be voted at the Meeting. At the close of business on April 30, 1999, there were 9,566,668 shares of Common Stock entitled to be voted at the Meeting. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Meeting. There are no cumulative voting rights. Only stockholders of record at the close of business on April 30, 1999 are entitled to notice of, and to vote at, the Meeting.

         All proposals described in this Proxy Statement which are being submitted to stockholders for a vote at the Meeting were duly adopted and approved by the Board of Directors.

         The holders of record of a majority of the outstanding shares of Common Stock must be present in person or by proxy in order to establish a quorum for conducting business at the Meeting. Under Delaware law, shares as to which a stockholder abstains or withholds from voting and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining whether a plurality of the shares of Common Stock voted at the Meeting in the election have been voted in favor of the nominee for director. Proxies marked "Abstain" with respect to other matters will have the effect of a vote against the matter in question. Shares represented by broker non-votes will have the effect of a vote against approval of the amendment to the Company's Certificate of Incorporation and will not be counted in determining the number of shares necessary for ratification of the Plans.

         The following table sets forth certain information known to the Company regarding beneficial ownership of shares of the Common Stock as of April 30, 1999, for (i) each person or group that is known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that such beneficial owners, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

                                                                      Percent of
Name and Address of Beneficial Owner (1)        Number of Shares      Class (2)
----------------------------------------        ----------------      ----------
Reseal International Corporation                   1,203,731            12.6%
599 Lexington Avenue
New York, New York 10022
Gary Allanson                                      300,000(3)            3.0%

--------------------------------
(footnotes on next page)

Jon Silverman                                      633,333(4)               6.6%
c/o International Dispensing Corporation
2500 Westchester Avenue, Suite 317
Purchase, New York 10577
Gregory Abbott                                    1,102,260(5)             11.5%
1200 Kessler Drive
Aspen, CO 81611
George Kriste                                      293,333(6)               3.1%

Jay M. Rosen                                        6,000(7)                  *

Claude K. Lee                                       5,000(8)                  *

All directors and executive                       2,356,593(9)             23.7%
officers as a group (7 persons)

-----------------------------
*        Less than 1%

(1)      Address  provided  for  beneficial owners of more than 5% of the Common
         Stock.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Represents shares of Common Stock issuable upon exercise of currently exercisable options (options which are exercisable as of April 30, 1999 or which will become exercisable within 60 days thereafter). Does not include 100,000 shares of Common Stock issuable upon exercise of options which will not become exercisable within 60 days of the date hereof.

(4) Includes 33,333 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 66,667 shares of Common Stock issuable upon exercise of options which will not become exercisable within the next 60 days.

(5) Includes 13,333 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 26,667 shares of Common Stock issuable upon exercise of options which will not become exercisable within the next 60 days.

         (Footnotes continued on next page)

(6) Includes 13,333 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 26,667 shares of Common Stock issuable upon exercise of options which will not become exercisable within the next 60 days.


(7) Includes 5,000 shares of Common Stock issuable upon exercise of options which will become exercisable on July 9, 1999.

(8) Represents 5,000 shares of Common Stock issuable upon exercise of options which will become exercisable on July 9, 1999.

(9) Includes in the aggregate 386,665 shares of common stock of the Company issuable upon exercise of currently exercisable options held by the directors and executive officers of the Company. Does not include 253,334 shares of common stock of the Company issuable upon exercise of options which will not become exercisable within the next 60 days.



                              ELECTION OF DIRECTORS

         The two persons listed below will be nominees for election as Class 1 directors for the terms of office indicated below, to serve until their respective successors are duly elected and qualified. No Class 2 or Class 3 directors shall be elected at the meeting.

         At a meeting held on April 13, 1999, the Board of Directors approved an increase in the size of the Board of Directors from five to no more than seven and determined that two persons shall be elected as Class 1 directors at the meeting, in order to bring the size of the Board of Directors to six. One of the nominees for election as a Class 1 director is currently a director of the Company. Directors shall be elected by the affirmative vote of a plurality of the votes cast at the Meeting. If the enclosed proxy is executed properly and returned, it is intended that the persons named in the proxy will vote the shares represented FOR the election of the directors nominated unless authority to do so is withheld. Management believes that all nominees will be available and able to serve as directors. If, for any reason, which management does not expect, any of these persons shall not be available or able to serve, the proxies may exercise discretionary authority to vote for and substitute such nominees as may be designated by the Board of Directors. Each director elected at the Meeting is expected to serve a three-year term beginning on the date of election.

         The following information is furnished as of April 30, 1999 with respect to each nominee for election as Class 1 director, the incumbent directors whose term will continue after the Meeting and the executive officers of the Company:

NOMINEES FOR CLASS 1 DIRECTORS


                                                                   Year first
                                                                   elected or
                     Current position and office with the          appointed as
                     Company and principal occupation during       a director of
Name and age         the past five years; other directorships      the Company
--------------------------------------------------------------------------------
Gary Allanson        President and Chief Executive Officer of the       N/A
   (46)              Company since March 1999; director of
                     national sales,  Arnott's  Biscuit,  Ltd.,
                     Australia  from 1997 to 1998;  director of
                     bakery   sales,   Mid-Atlantic   Division,
                     Pepperidge  Farm,  Inc. from 1996 to 1997;
                     holder of various management positions with Delmaria Engineering from 1992 to 1996.

Claude K. Lee        Chairman of the Board of The Power Group, a        1998
   (66)              privately held company he founded in 1968.
                     The Power Group is engaged in contract packaging.


INCUMBENT DIRECTORS AND EXECUTIVE OFFICERS
                                                                   Year first
                                                                   elected or
                                                                   appointed as
                     Current position and office with the          a director or
                     Company and principal occupation during       officer of
Name and age         the past five years; other directorships      the Company
--------------------------------------------------------------------------------
Class 2 Directors

George Kriste(1)     Director of the Company since 1995; Chairman       1995
   (52)              and Chief Executive Officer of New Century
                     Media,  a  radio  station   owner,   since
                        January 1992.
-----------------------------
(footnotes on next page)

                                                                   Year first
                                                                   elected or
                     Current position and office with the          appointed as
                     Company and principal occupation during       a director of
Name and age         the past five years; other directorships      the Company
--------------------------------------------------------------------------------
Jay M. Rosen(1)      Director of the Company since 1998;                1998
   (61)              Independent consultant since January 1998;
                     Vice   President,   General   Counsel  and
                     Secretary of Celcore, Inc., a privately held company engaged in telecommunications from January 1997 to December 1997; Vice
                     President and Associate General Counsel of
                     GTE Corporation for more than five years prior thereto.

Class 3 Directors

Jon D. Silverman(2)  Chairman, President, Chief Executive Officer       1996
   (58)              and a Director of the Company since
                     November   1996;    principal   of   Tilis
                     Products,  a privately  owned  specialized
                     international business consulting, mergers
                     and   acquisitions   firm  in  the   food,
                     beverage   and   consumer   products   and
                     services industries, since 1982.

Gregory B. Abbott(2) Director of the Company since 1995;                1995
   (49) Private investor and writer for more than five years.

Non-Director Executive
Officers

Jeffrey Lewenthal    Executive Vice President of Business               N/A
   (55)              Development and Chief Financial Officer of the
                     Company since March 1997 and Secretary and
                     Treasurer of the Company  since June 1997.
                     From  March  1996  to  March   1997,   Mr.
                     Lewenthal acted as Vice President/Regional
                     Director for Westar Linen Services,  Inc.;
                     from  1995 to 1996,  he  acted as  General
                     Manager,   Western  Region,   for  Brink's
                     Incorporated. From 1993 to 1995, he acted as Region Chief Operating Officer for
                     Loomis Armored, Inc.



-----------------------------
(1)      Term will end at the year 2000 Annual Meeting of Stockholders.

(2)      Term will end at the year 2001 Annual Meeting of Stockholders.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors met three times during the fiscal year ended December 31, 1998 ("Fiscal 1998"). All incumbent directors who were members of the Board during Fiscal 1998 attended all directors' meetings personally or by conference telephone, except that Claude Lee did not attend the meeting held on October 8, 1998. The Company does not have any audit or nominating committee of the Board of Directors or committee performing similar functions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act for any transactions occurring during Fiscal 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the three (3) fiscal years ended December 31, 1998, information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the one other person serving as an executive officer of the Company whose salary and bonus for fiscal 1998 exceeded $100,000.

                                                 Annual Compensation                             Long-Term Compensation
                                             --------------------------------------     --------------------------------------------
Name and Principal               Fiscal       Salary          Bonus    Other Annual     Restricted      Securities      All Other
Position                         year          ($)             ($)     Compensation     Stock           Underlying      Compensation
                                                                       ($)(1)           Award($)        Options (#)     ($)
Jon Silverman .............      1998        $180,000           -        -               -               100,000        $4,430(2)
Chairman, CEO and .........      1997        $187,500           -        -               -                  --          $4,000(2)
President .................      1996        $144,000           -        -               -                  --            --

Jeffrey D. Lewenthal ......      1998        $144,000           -        -               -                50,000          --
Chief Financial ...........      1997        $ 96,000(3)        -        -               -                  --            --
Officer, Executive ........      1996            --             -        -               -                  --            --
Vice President of
Business
Development,
Treasurer and
Secretary

-----------------------------
(1) The aggregate amount of perquisites and other personal benefits paid to each of Mr. Silverman and Mr. Lewenthal did not exceed the lesser of
         (i) 10% of such officer's total annual salary and bonus for any given fiscal year and (ii) $50,000. Thus, such amounts are not reflected in the table.

(2) Represents the premiums paid on a $1,000,000 term life insurance policy as to which Mr. Silverman may designate the beneficiary.

(3) Jeffrey D. Lewenthal's employment with the Company began on March 1997. The figure represents the compensation Mr. Lewenthal received from the Company for the period of his employment with the Company in 1997.


OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1998

         The following table sets forth certain information concerning options granted during the fiscal year ended December 31, 1998 pursuant to the 1998 Option Plan to the executive officers listed in the Summary Compensation Table.

                                  Number of                 Percent Of Total        Exercise        Expiration
                                  Securities                Options Granted to      Or Base         Date
                                  Underlying Options        Employees In Fiscal     Price
   Name                           Granted (#)               Year                    ($/Sh)
--------------------------        ------------------        -------------------     --------        ----------
Jon Silverman ............        100,000(1)                64.5%                   $1.595          4/2/2008
Jeffrey Lewenthal ........         50,000(2)                32.3%                   $1.595          4/2/2008

-----------------------------
(1) The terms of grant of such options provided that options to purchase 33,333 shares of Common Stock would become exercisable on April 2, 1999, options to purchase an additional 33,333 shares of Common Stock would become exercisable on April 2, 2000 and options to purchase the remaining 33,334 shares of Common Stock would become exercisable on April 2, 2001. Pursuant to the amendment dated March 15, 1999 to Mr. Silverman's employment agreement with the Company, the vesting schedule and the length of time such options may be exercised upon termination of Mr. Silverman's employment with the Company were changed. See "Employment and Non-Compete Agreements" below.

(2) Of these options, options to purchase 16,666 shares of Common Stock became exercisable on April 2, 1999, options to purchase an additional 16,666 shares of Common Stock will become exercisable on April 2, 2000 and options to purchase the remaining 16,667 shares of Common Stock will become exercisable on April 2, 2001.


AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 1998 AND FISCAL YEAR END OPTION VALUES

         None of the executive officers listed in the Summary Compensation Table exercised any option during the fiscal year ended December 31, 1998. The following table sets forth certain information with respect to options to purchase Common Stock held by the foregoing executive officers on December 31, 1998.


               Number of Securities Underlying     Value of Unexercised In-The-
               Unexercised Options on 12/31/98     Money Options on 12/31/98
Name           (#) Exercisable/Unexercisable       ($) Exercisable/Unexercisable
----------     -------------------------------     -----------------------------

Jon Silverman             0/100,000                        0/0
Jeffrey Lewenthal         0/50,000                         0/0

EMPLOYMENT AND NON-COMPETE AGREEMENTS

                  The Company has entered into an employment agreement with Jon Silverman, dated as of January 17, 1997, which expires on December 31, 1999 (the "Silverman Employment Agreement"). Pursuant to such agreement, Mr. Silverman receives a base salary of $180,000. In addition, if Mr. Silverman is insurable, the Company is obligated to pay the premium on a $1,000,000 term life insurance policy, to which Mr. Silverman will designate the beneficiary. Under the agreement, Mr. Silverman also is entitled to customary benefits and perquisites.

         The Silverman Employment Agreement may be terminated by the Company sooner than December 31, 1999 in the case of his "disability" or "for cause" (as such terms are defined in the agreement). If Mr. Silverman's employment is terminated for any reason he shall receive his basic salary through the effective date of termination. If his employment is terminated due to his disability or without cause by the Company or if Mr. Silverman leaves the employ of the Company for "good reason" (defined in the agreement to include, among other things, a change in control of the Company or the removal of Mr. Silverman from his position as the Chairman of the Board, President and Chief Executive Officer), then Mr. Silverman shall also be entitled to receive in cash within 10 days after such termination an amount equal to the greater of (i) one year's basic salary at the highest rate paid to him during the term of his employment under the agreement or (ii) the basic salary that would have been paid to him had the term of employment ended on December 31, 1999 calculated at the highest rate paid to him during the term of his employment under the agreement.

         On March 15, 1999 the Company and Mr. Silverman entered into an agreement to amend the Silverman Employment Agreement (the "Silverman Amendment"). Pursuant to the Silverman Amendment, Mr. Silverman will continue to serve as the Chairman of the Company, but ceased being the President and Chief Executive Officer of the Company, effective on the date of the Silverman Amendment. The Silverman Amendment also provides that of the options to purchase shares of Common Stock previously granted to Mr. Silverman, options to purchase an aggregate of 33,333 shares shall become exercisable on April 2, 1999 and options to purchase an aggregate of 33,334 of such shares shall become exercisable on December 30, 1999; provided in each case that Mr. Silverman is still employed by the Company. If they become exercisable, the foregoing options may be exercised until December 31, 2004 whether or not the employment of Mr. Silverman by the Company has terminated. Options to purchase the remaining 33,333 shares (of the options to purchase 100,000 shares previously granted to Mr. Silverman) shall become null and void and may not be exercised at any time after the termination of Mr. Silverman's employment with the Company. As a result of the foregoing changes in the terms of the options previously granted to Mr. Silverman, all of such options shall be non-qualified stock options rather than incentive stock options.

         The Company and Gary Allanson have entered into an employment agreement, dated as of March 15, 1999, which expires on March 14, 2001 (the "Allanson Employment Agreement"). The term of the Allanson Employment Agreement may be extended for one or two years upon written notice given by the Company to Mr. Allanson prior to June 14, 2000. Pursuant to the Allanson Employment Agreement, Mr. Allanson serves as the President and Chief Executive Officer of the Company and receives an annual salary of $240,000. In addition, if Mr. Allanson is insurable, the Company is obligated to pay the premium on a $1,000,000 term life insurance policy, to which Mr. Allanson will designate the beneficiary. Under the Allanson Employment Agreement, Mr. Allanson is also entitled to customary benefits and perquisites.

         Under the Allanson Employment Agreement, if Mr. Allanson's employment is terminated for disability, for cause or upon his death, Mr. Allanson or his estate will receive his base salary and other benefits through the date of termination. If Mr. Allanson voluntarily terminates his employment with the Company for "good reason" (defined in the Allanson Employment Agreement to include, among other things, a change in control of the Company or the removal of Mr. Allanson from his position as the President and Chief Executive Officer), Mr. Allanson is entitled to receive his base salary and other benefits through the 180th day after the date of termination. If Mr. Allanson's employment is terminated by the Company without cause, the Company is obligated to pay Mr. Allanson his base salary and provide Mr. Allanson and Mr. Allanson's family with hospital, major medical and dental insurance equivalent to the insurance provided on the date of termination, through the end of the term of the Allanson Employment Agreement then in effect on the date of termination.

COMPENSATION OF DIRECTORS

         The Director Plan provides that a non-employee director who is not an incumbent director will be granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes a director. After such initial grant, such person will be automatically granted an option to purchase an additional 5,000 shares of Common Stock on the date of such person's reelection as a director, if by such date the person shall have served as a director for at least six months. Pursuant to the Director Plan, Claude Lee and Jay Rosen were each granted an option to purchase 5,000 shares of common stock of the Company at an exercise price of $1.595 per share, when they were elected as directors of the Company on July 9, 1998.

         In addition to the foregoing, non-employee directors of the Company are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any committees on which they may serve. Directors do not presently receive any fees for attendance or participation at Board or committee meetings.


                     PROPOSALS TO APPROVE AMENDMENTS TO THE
                     1998 OPTION PLAN AND THE DIRECTOR PLAN

1998 OPTION PLAN

         On April 13, 1999, the Board of Directors adopted, subject to stockholder approval at the Meeting, a resolution to amend Section 3 of the 1998 Option Plan to increase from 650,000 to 850,000 the aggregate number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan.

         The 1998 Option Plan is designed to provide long-term incentive benefits by the grant of stock options to key employees and other persons (other than non-employee directors) who perform services for or on behalf of the Company. An aggregate of 650,000 shares are currently reserved for issuance upon exercise of options which may be granted under the 1998 Option Plan. Currently there are four persons that are eligible to receive options under the 1998 Option Plan, all of whom are Company employees.

         The 1998 Option Plan authorizes the issuance of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that do not qualify under that Code section ("NSOs").

         The 1998 Option Plan is administered by the Board of Directors or by one or more committees composed solely of two or more non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee"). The Board of Directors or the Committee has authority to administer and interpret the provisions of the 1998 Plan; to determine when and to whom options will be granted; whether such options will be ISOs or NSOs, and to prescribe the terms and conditions of the options (including the number of shares of Common Stock subject to each option, the exercise price of the option, the number of installments, if any, in which the option may be exercised and the duration of the option), subject to the provisions of the 1998 Option Plan.

         Options granted under the 1998 Option Plan are not transferable other than by will or the laws of descent and distribution. In the case of an ISO, the exercise price of each option shall not be less than 100% of the fair market value of the underlying Common Stock on the date the ISO is granted.

         If the holder of an ISO ceases to be employed by the Company for any reason other than such person's death or permanent disability, the ISO will immediately become void upon such termination; provided, however, that the option may be exercised within three months after the date the holder ceases to be employed, but only to the extent the option was exercisable on the date of such cessation of employment. Special provisions relating to the termination of the option apply in the case of death or permanent disability of the holder of an ISO. Termination of employment with the Company by the holder of an NSO (including as a result of death or permanent disability) will have the effect specified in the individual option agreement as determined by the Board of Directors or the Committee.

         The purchase price for options granted under the 1998 Option Plan must be paid in full by any one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Company,
(ii) by cancellation of indebtedness, (iii) through the delivery of other shares of Common Stock having an aggregate fair market value equal to the total exercise price of the option being exercised, (iv) with the approval of the Board of Directors or the Committee, by a promissory note made by the optionee in favor of the Company upon the terms and conditions to be determined by the Board of Directors or the Committee and secured by the shares issuable upon exercise of such option, (v) through any combination of the foregoing, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof.

         The Board of Directors is authorized to suspend, terminate or amend the 1998 Option Plan at any time, provided that, without the consent of the optionee, no amendment, suspension or termination shall be made that would impair any rights or obligations of the optionee under any option theretofore granted under the 1998 Option Plan. If stockholder approval is required pursuant to Rule 16b-3 or any other rule or regulation under the Exchange Act, no amendment shall be effective unless approved by the stockholders of the Company if such amendment shall (i) increase the maximum number of shares which may be acquired pursuant to options under 1998 Option Plan, (ii) change the minimum exercise price of any option which may be granted, (iii) increase the maximum term of any option which may be granted or (iv) change the designation of persons eligible to receive options under the 1998 Option Plan.

DIRECTOR PLAN

         On April 13, 1999, the Board of Directors also adopted, subject to stockholder approval, a resolution to (a) amend Section 3 of the Director Plan to increase from 250,000 to 450,000 the aggregate number of shares of the Common Stock which may be optioned and sold under said plan and (b) to amend Section
(4)(b)(iii) of the Director Plan to provide that each Non-Employee Director (as defined below), provided that such director is then serving as director (as such term is defined in the plan), be automatically granted an option to purchase 20,000 shares of Common Stock on each anniversary of the date such Non-Employee Director was first elected as a director. Currently, each Non-Employee Director who qualifies under the Director Plan is automatically granted an option to purchase 5,000 shares of Common Stock on the date of his reelection as a director (which would generally occur once every three years) if on such date he shall have served as a director for at least six months.

          250,000 shares of Common Stock are currently reserved for issuance upon the exercise of options granted under the Director Plan to directors who are not employees of the Company ("Non-Employee Directors"). The Director Plan was proposed by the Board of Directors to attract and retain the best available personnel for service as outside directors.

         The Director Plan is administered by a committee comprised of the Chairman of the Board of Directors and/or by such other person or persons designated by him (the "Director Plan Committee"). All options granted under the Director Plan are NSOs and may only be granted to Non-Employee Directors.

         The Director Plan provides for automatic and non-discretionary grants of options ("Non-Discretionary Options") as well as discretionary grants of additional options to Non-Employee Directors on such terms as shall be determined by the Director Plan Committee, except that the duration of such options shall not exceed 10 years from the date of grant. Under the Director Plan, on April 2, 1998 each of Gregory Abbott and George Kriste were granted options to purchase 40,000 shares of Common Stock.

         The Director Plan provides that each Non-Employee Director, other than the incumbent directors, shall be granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes a director. After the initial grant of options to each Non-Employee Director, such person is automatically granted an option to purchase an additional 5,000 shares of Common Stock on the date of his reelection as a director if on such date he shall have served as a director for at least six months.

         The terms of each Non-Discretionary Option granted under the Director Plan shall be 10 years. The exercise price of such Non-Discretionary Option shall be 100% of the fair market value (as defined) of a share of Common Stock on the date of grant. All Non-Discretionary Options granted under the Plan become exercisable in three annual installments of one-third of the total number of shares subject to the option commencing on the first anniversary of the date of grant.

         Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution. In the event of the death of an optionee, the optionee's estate or the person who acquired the right to exercise the option by bequest or inheritance may exercise the option within 12 months after the optionee's death, but only to the extent the optionee was entitled to exercise it on the date of his death. In the event an optionee ceases to be a director as a result of total and permanent disability, the optionee may exercise his option for a period of 12 months from the date of his termination as a director, but only to the extent he was entitled to exercise the option as of the date of termination. If an optionee ceases to be a director other than by reason of his death or total and permanent disability, the optionee may exercise his option for a period of three months after his termination, but only to the extent he was entitled to exercise the option as of the date of termination.

         The Board of Directors may at any time amend, alter, suspend or discontinue the Director Plan, but without the consent of the optionee, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of an optionee under any grant theretofore made.

FEDERAL INCOME TAX CONSEQUENCES

         Options  granted  under the 1998 Option Plan that qualify as ISOs under
Section 422 of the Code will be treated as follows:

         No tax consequences will result to the optionee or the Company from the grant of an ISO to, or the exercise of an ISO by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For the purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the ISO and at least one year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition.

         The Company generally will not be allowed a deduction with respect to an ISO. However, if an optionee fails to meet the foregoing holding period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an ISO will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

         The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an ISO exceeds the option price will constitute an "item of adjustment" that increases the optionee's "alternative minimum taxable income"subject, in certain circumstances, to the "alternative minimum tax." Such item of adjustment will also increase the optionee's basis in his stock for purposes of the alternative minimum tax.

         Options granted under the 1998 Option Plan and the Director Plan which are NSOs will be treated as follows:

         There are no federal income tax consequences to an optionee or to the Company upon the grant of an NSO under either plan. Except as described below, upon exercise of an NSO, the optionee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price.

         The ordinary income recognized by an optionee with respect to the exercise of an option is subject to both wage withholding and employment taxes. The Company will generally be entitled to a deduction for federal income tax purposes of an amount equal to the ordinary income taxable to the optionee upon exercise, provided that applicable income tax withholding requirements are satisfied.

         An optionee's tax basis in the Common Stock received on exercise of such option is equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such Common Stock generally begins on the date of exercise or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company, on the earlier of (i) six months after acquisition, or (ii) the earliest date on which such person may sell such shares of Common Stock at a profit without being subject to suit under Section 16(b) of the Exchange Act (unless the optionee elects to be taxed as of the date of exercise).

         If an optionee exercises an option by delivering Common Stock held by the optionee, the optionee will recognize ordinary income (and the Company will be entitled to an equivalent tax deduction) to the extent that the value of Common Stock received exceeds the exercise price under the option; however, based upon rulings issued by the Internal Revenue Service, in general, no gain or loss should be recognized upon the transfer of such previously acquired Common Stock to the Company upon exercise of the option. Provided the optionee receives a separate identifiable stock certificate therefor, the optionee's tax basis in that number of shares of Common Stock received on such exercise which is equal to the number of shares exchanged therefor will be equal to his tax basis in the shares of Common Stock surrendered. Common Stock received by the optionee in excess of the number of previously acquired shares of Common Stock surrendered upon exercise of the option will have a tax basis equal to the amount of ordinary income recognized in connection with such exercise. The holding period for such additional shares will commence on the date ordinary income is recognized.

         On the disposition of Common Stock received upon exercise of an option, the difference between the amount realized and the tax basis of the Common Stock will be a long-term or short-term capital gain or loss, depending on whether the optionee held the Common Stock for the requisite holding period.

NEW PLAN BENEFITS

         The following table sets forth the benefits or amounts that have been received or allocated to each of the following under the 1998 Option Plan and the Director Plan. Additional benefits or amounts that may be received by or allocated to potential participants in the 1998 Option Plan and the Director Plan are not determinable.

                                                                 Shares of
Name and Position                        Dollar Value (1)        Common Stock
-----------------                        ----------------        ------------

Gary Allanson (2)                           $0                   400,000(3)
    President and CEO

Jon D. Silverman (2)                        $0                   100,000(4)
    Chairman of the Board

Jeffrey Lewenthal                           $0                    50,000(5)
    Executive Vice President

Executive Group                             $0                   550,000(6)

Non-Executive Director Group                $0                    90,000(7)

Non-Executive Officer
    Employee Group                          $0                     5,000(8)

Other Person
                                            $0                    50,000(9)

--------------------------
(1) The Dollar Value with respect to options is computed based on a comparison of the average bid and asked price of the Common Stock on April 26, 1999 ($.408) and the exercise price for the options, which exercise price is $1.595 per share for all of the options granted in 1998, and $0.655 for options granted to Mr.Allanson in 1999.

(2) Gary Allanson became President and CEO of the Company on March 15, 1999, on which date Jon Silverman ceased being President and CEO of the Company.

(3) Represents shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Allanson on March 15, 1999, under the 1998 Option Plan. Mr. Allanson is a nominee for election as a director.

(4) Represents shares of Common Stock issuable upon exercise of options granted to Mr. Silverman on April 2, 1999, under the 1998 Option Plan.

         (footnotes continued on next page)

(5) Represents shares of Common Stock issuable upon exercise of options granted to Mr. Lewenthal on April 2, 1999, under the 1998 Option Plan.

(6) Includes (i) 400,000 shares of Common Stock issuable upon exercise of option granted to Mr. Allanson on March 15, 1999, (ii) 100,000 shares of Common Stock issuable upon exercise of options granted to Mr. Silverman on April 2, 1998, and (iii) 50,000 shares of Common Stock issuable upon exercise of options granted to Mr. Lewenthal on April 2, 1998. All of the foregoing options were granted under the 1998 Option Plan.

(7) Includes (i) 40,000 shares of Common Stock issuable upon exercise of options granted to George Kriste on April 2, 1998, (ii) 40,000 shares of Common Stock issuable upon exercise of options granted to Gregory Abbott on April 2, 1998, (iii) 5,000 shares of Common Stock issuable upon exercise of options granted to Jay Rosen on July 9, 1998, and (iv) 5,000 shares of Common Stock issuable upon exercise of options granted to Claude Lee on July 9, 1998. All of the foregoing options were granted under the Director Plan. Mr. Lee is a nominee for election as a director.

(8) Represents shares of Common Stock issuable upon exercise of options granted to a non-executive officer employee on April 2, 1998 under the 1998 Option Plan.

(9) Represents shares of Common Stock issuable upon exercise of options granted under the 1998 Option Plan to Michael Handler, a consultant to the Company, on April 2, 1998.

RECOMMENDATION AND REQUISITE VOTE

         The Board of Directors believes that the 1998 Option Plan and the Director Plan has advanced the interests of the Company by providing equity incentive to motivate and retain key employees and Non-Employee Directors of the Company and by further aligning the interests of said persons with those of the Company's stockholders. As of May 12, 1999, 571,667 of the 650,000 shares of Common Stock reserved under the 1998 Option Plan were subject to outstanding options granted under the 1998 Option Plan. The Board of Directors believes that in order for the 1998 Option Plan to continue to effectively achieve its aforementioned purposes, it is necessary to increase the number of shares of Common Stock reserved under the 1998 Option Plan.

         The Board of Directors further believes that the current number of shares of Common Stock subject to options automatically granted under the Director Plan to Non-Employee Directors (5,000 on the date of re-election of such Non-Employee Directors, which generally would occur once every three years) does not provide a sufficient economic incentive for the Company to attract and retain Non-Employee Directors. The Board of Directors believes that increasing to 20,000 per year the number of shares of Common Stock subject to options automatically granted under the Director Plan and increasing the frequency of such automatic grants are appropriate. As of May 12, 1999, 90,000 of the 250,000 shares of Common Stock reserved under the Director Plan were subject to outstanding options. However, if the number of shares of Common Stock subject to options automatically granted to Non-Employee Directors is increased to 20,000 per year, then based on the Company having at least four Non-Employee Directors, the number of shares of Common Stock currently reserved under the Director Plan available for future grants would last for no more than two years. The Board of Directors therefore believes that the number of shares of Common Stock reserved under the Director Plan should be increased to 450,000.

         The Board of Directors recommends a vote FOR approval of the amendments to the 1998 Option Plan and Director Plan. An affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the adoption of the amendments.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In October 1996, Stratton Oakmont, Inc. ("Stratton Oakmont") acted as the underwriter of the IPO pursuant to an underwriting agreement with the Company (the "Underwriting Agreement"). On January 29, 1997, the United States District Court Judge for the Southern District of New York, entered an order which, inter alia, appointed Harvey R. Miller, Esq. (the "Trustee") to liquidate the business of Stratton Oakmont pursuant to the Securities Investor Protection Act of 1970 (the "Liquidation Proceeding"). As part of such Liquidation Proceeding, the Trustee and the Company entered into a Sale and Assignment Agreement dated as of November 19, 1997 (the "Sale and Assignment Agreement").

         Pursuant to the Sale and Assignment Agreement the Trustee agreed to sell to the Company or to no more than 10 qualified designees of the Company,
(a) on the closing date an aggregate number of shares of Common Stock of the Company equal to or greater than 995,705 shares minus (1) 176,778 shares, retained by another person pursuant to a certain settlement agreement with the Trustee and (2) 200,000 shares and (b) all of the remaining shares of Common Stock held by the Trustee on or prior to the first business day that is 180 days after the closing date. The Trustee also agreed to assign to the Company on the closing date all of Stratton Oakmont's right, title and interest in, to and under the Underwriting Agreement, including, without limitation, (i) all of its right, title and interest in, to and under its option to purchase up to an aggregate of 83,333 IPO Units for a purchase price of $.001 per underlying IPO Unit (the "Underwriter's Purchase Option"), (ii) its rights to enforce an agreement by certain stockholders not to sell Common Stock for a period of two years after the effective date of the registration statement relating to the IPO (the "Effective Date"), and (iii) its rights to enforce the agreement by the Company not to issue new stock (except in connection with dividends or similar transactions) for a period of two years after the Effective Date. The Underwriter's Purchase Option was exercisable for a term of twelve months after the Effective Date. Pursuant to the Sale and Assignment Agreement, Mr. Jon Silverman, the Chairman of the Company, and Messrs. Gregory Abbott and George Kriste, each of whom is a director of the Company, purchased from the Trustee for $0.60 per share, 100,000, 367,927, and 150,000 shares of Common Stock, respectively. Each of such persons has agreed not to sell the shares he purchased for a period of two years.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders for possible consideration at the 2000 Annual Meeting of Stockholders (expected to be held in May 2000) must be received by the Secretary of the Company not later than January 10, 2000 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2000 Annual Meeting of Stockholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 28, 2000.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be brought before the Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment on such matters.

         The Company has selected Arthur Andersen LLP to audit the Company's financial statements for the year ending December 31, 1999. Arthur Andersen LLP has audited the Company's financial statements for each of the last four fiscal years of the Company.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make any desired statement and respond to appropriate questions.

         Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock and will reimburse such person for their expenses so incurred.

         The Company will provide to any stockholder of record at the close of business on April 30, 1999, without charge, upon written request to its Secretary, Jeffrey D. Lewenthal, a copy of the Company's Annual Report on Form 10-KSB for Fiscal 1998.

                                      PROXY
                      INTERNATIONAL DISPENSING CORPORATION
                       2500 Westchester Avenue, Suite 317
                            Purchase, New York 10577

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of International Dispensing Corporation (the "Company") hereby constitutes and appoints Gary Allanson and Jeffrey D. Lewenthal, and each of them the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote, at the meeting, if only one shall be present and acting at the meeting, then that one, all of the shares of common stock of the Company that the undersigned would be entitled, if personally present, to vote at the annual meeting of stockholders of the Company to be held on June 18, 1999 at 10:00 a.m., local time, at The Hidden Falls Clubhouse, Hidden Pond Road, Rye Brook, New York 10573, or any adjournments thereof.


                  This proxy is continued on the reserve side.

                                                                          (over)

                           Please date, sign and mail
                          your proxy card back as soon
                                  as possible!
                         Annual Meeting of Stockholders
                      INTERNATIONAL DISPENSING CORPORATION

[X]Please mark your votes as in this example.


                                     WITHHOLD         Nominees for Director:
                                     AUTHORITY                Class 1
                          FOR the   to vote for   to serve until the 2002 Annual
                         nominees   the nominees     Meeting of Stockholders
                         listed at   listed at             Gary Allanson
                           right      at right             Claude K. Lee
1.  Election of Directors   [ ]         [ ]
(Instruction:  To wihhold
authority to vote for any
individual       nominee,
strike the nominee's name
in  the  list  at  right.)


2. To ratify and approve an amendment to      For   Against  Abstain
the Company's  1998 Stock Option Plan to      [ ]     [ ]      [ ]
increase  the  number  of  shares of the
Company's   common  stock  reserved  for
issuance under the plan from 650,000 to 850,000.


3. To ratify and approve  amendments  to      For   Against  Abstain
the  Company's  Director  Option Plan to      [ ]     [ ]      [ ]
increase  the  number  of  shares of the
Company's   common  stock  reserved  for
issuance  under the plan from 250,000 to
450,000  and to  increase  to 20,000 per
year  the   number   of  shares  of  the
Company's   common   stock   subject  to
options automatically granted under the plan to each non-employee director.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted FOR Proposals 2 and 3, and FOR the election of Gary Allanson and Claude K. Lee as the Class 1 Directors. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign name by authorized person.


Signature(s)                                                 DATE:
---------------------------------                            -------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, adminstrator, trustee or guardian, please give full title as such.

                              AMENDED AND RESTATED

                             1998 STOCK OPTION PLAN
                                       OF
                     INTERNATIONAL DISPENSING CORPORATION *


1.        PURPOSE

          The purpose of this Stock Option Plan (the "Plan") of International Dispensing Corporation, a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from stock ownership by selected key employees of the Company or its subsidiaries, directors, consultants or other persons ("Participants") as the Board of Directors of the Company, or a committee thereof constituted for the purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees (including employees who are directors) may purchase shares of the Common Stock of the Company pursuant to options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees, directors, consultants or other person may purchase shares of the Common Stock of the Company pursuant to "non-qualified stock options."

2.        ADMINISTRATION

          2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by one or more committees of the Board of Directors (the "Committee") each composed solely of two or more "Non-Employee Directors", as that term is defined in Rule 16b-3(b)(3) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), of the Company. Any action of the Board of Directors or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

          2.2 Subject to the provisions of the Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether any options granted will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the exercise price of an option, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a

--------
      * The original Plan was approved by the Board of Directors of the Company on April 2, 1998 and ratified by the stockholders of the Company on July 9, 1998. An amendment to the original Plan to increase from 650,000 to 850,000 the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of all options under the Plan was approved by the Board of Directors on , 1999 [and the stockholders on June 18, 1999].

termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

3.        SHARES SUBJECT TO THE PLAN

          Subject to adjustment as provided in Paragraph 14 hereof, the shares to be issued under the Plan shall consist of the Company's Common Stock. The aggregate number of shares of common stock, par value $.001 per share of the Company ("Shares") which may be issued upon exercise of all options under the Plan shall not exceed 850,000, subject to adjustment as provided in Paragraph
14. If any option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

4.        ELIGIBILITY AND PARTICIPATION

          4.1 All regular salaried employees of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible to receive incentive stock options and non-qualified stock options. Directors of the Company or any subsidiary corporation, consultants and other persons who are not regular salaried employees of the Company or any subsidiary corporation are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

          4.2 No incentive stock options may be granted to any employee who, at the time the incentive stock option is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of its subsidiary corporations as defined in Section 424(f) of the Code), unless the exercise price of such incentive stock option is at least one hundred ten percent of the fair market value of the Common Stock, determined by fair market value as of the date each respective option is granted in accordance with Paragraph 7, and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

          4.3 The aggregate fair market value of the Common Stock for which incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company which may by their terms first become exercisable during any calendar year shall not exceed $100,000, determined by fair market value as of the date each respective option is granted.

          4.4 All options granted under the Plan shall be granted within ten years from April 2, 1998.

5.        DURATION OF OPTIONS

          Each option and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event later than ten years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

6.        PRICE AND EXERCISE OF OPTIONS

          6.1 Subject to Paragraph 4.2, the purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, but in the case of an incentive stock option shall not be less than one hundred percent of the fair market value of such Common Stock on the date the incentive stock option is granted. The purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company,
(ii) by  cancellation of  indebtedness  owed by the Company to the  Participant,
(iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the Participant, (iv) if authorized by the Board of Directors or the Committee or if specified in the option being exercised, by a promissory note made by the Participant in favor of the Company, subject to terms and conditions determined by the Board of Directors or the Committee, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) by any combination thereof, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

          6.2 No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or Committee shall determine; provided, however, that unless otherwise determined by the Board of Directors or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than ten shares.

7.        FAIR MARKET VALUE OF COMMON STOCK

          The "Fair Market Value of a Share of Common Stock" of the Company shall be defined and determined as follows:

          (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (b) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

8.        WITHHOLDING TAX

          Upon (i) the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within eighteen months after exercise of the incentive stock option, or (ii) the exercise of a non-qualified stock option, the Company shall have the right to require such employee or other person, and such employee or other person, by accepting the options granted under the Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. In the event of (i) or (ii), then such employee or other person may elect to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the option or other shares. Such election shall comply with all applicable laws (including without limitation, state, corporate and federal requirements).

9.        NONTRANSFERABILITY

          An option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an option, the holder, or the holder's permitted successors in interest, may exercise the option on behalf of the spouse of the holder or such spouse's successors in interest.

10.       HOLDING OF STOCK AFTER EXERCISE OF OPTION

          Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange yon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.       TERMINATION OF EMPLOYMENT

          If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code) for any reason other than the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the holder's incentive stock options shall immediately become void and of no further force or effect; provided, however, that within three months after the date the holder ceases to be an employee of the Company or such subsidiary such incentive stock option may be exercised to the extent exercisable on the date of such cessation of employment. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Paragraph 11, but no incentive stock option may be exercised during any such leave of absence, except during the first three months thereof. Termination of employment or other relationship with the Company by the holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

12.       DEATH OR PERMANENT DISABILITY OF OPTION HOLDER

          If the holder of an incentive stock option dies or becomes permanently disabled while the option holder is employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code), the holder's option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner. During such period after death, such incentive stock option may, to the extent that it remains unexercised (but exercisable by the holder according to such option's terms) upon the date of such death, be exercised by the person or persons to whom the option holder's right under the incentive stock option shall pass by the option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

13.       PRIVILEGES OF STOCK OWNERSHIP

          No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

14.       ADJUSTMENTS

          14.1 If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option.

          14.2 Notwithstanding the foregoing, the Board of Directors or the Committee may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in combination): (i) for options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options or new stock options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options theretofore granted shall continue in the manner and under the terms so provided.

          14.3 Adjustments under this Paragraph 14 shall be made by the Board of Directors or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

15.       AMENDMENT AND TERMINATION OF PLAN

          15.1 The Board of Directors or the Committee may at any time suspend or terminate the Plan. The Board of Directors or the Committee may also at any time amend or revise the terms of the Plan, provided, however, that if stockholder approval is required pursuant to Rule 16b-3 or another Rule of the General Rules and Regulations under the Exchange Act, no such amendment or revision to (i) increase the maximum number of shares which may be acquired pursuant to options, granted under the Plan, (ii) change the minimum purchase price set forth in Paragraph 4.2 and 6, (iii) increase the maximum term of options provided for in Paragraph 5, or (iv) change the designation of persons eligible to receive options or as provided in Paragraph 4, shall become effective until such stockholder approval of such amendment or revision is obtained.

          15.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option or theretofore granted under the Plan.

16.       EFFECTIVE DATE OF PLAN

          16.1 No option may be granted under the Plan unless and until (i) the options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such options and underlying shares are exempt from such registration and/or qualification.

          16.2 The Plan shall be effective as of April 2, 1998, the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No stock option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

17.       RESERVATION OF SHARES

          The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 INTERNATIONAL DISPENSING CORPORATION

                         AMENDED AND RESTATED

                         DIRECTOR OPTION PLAN*

    1. PURPOSES OF THE PLAN. The purposes of this Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be "nonqualified stock options."

    2.   DEFINITIONS. As used herein, the following definitions shall apply:

         (a)  "Board" means the Board of Directors of the Company.

         (b)  "Code" means the Internal Revenue Code of 1986, as amended.

         (c)  "Common Stock" means the Common Stock of the Company.

         (d) "Company" means International Dispensing Corporation, a Delaware corporation.

         (e)  "Continuous  Status  as a  Director"   means  the  absence  of any
interruption or termination of service as a Director.

         (f)  "Director" means a member of the Board.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were

--------
* The original Plan was approved by the Board of Directors of the Company on April 2, 1998 and ratified by the stockholders on July 9, 1998. Amendments to the original Plan to (a) increase from 250,000 to 350,000 the maximum aggregate number of shares of the Company's Common Stock which may be optioned and sold under the Plan and (b) change the amount of options automatically granted from time to time to Outside Directors as set forth in Section 4(b)(iii) were approved by the directors on , 1999 [and ratified by the stockholders on June 18, 1999].

reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (i)  "Option" means a stock option granted pursuant to the Plan.

         (j)  "Optioned Stock" means the Common Stock subject to an Option.

         (k)  "Optionee" means an Outside Director who receives an Option.

         (l) "Outside Director" means a Non-Employee Director, as defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

         (m) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (n)  "Plan" means this Director Option Plan.

         (i) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

         (o) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

    3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

           If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

         (a) ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") comprised of the Chairman of the Board of the Company and/or by such other person or persons designated by him. Subject to the express provisions of the Plan, the Committee shall have authority to (i) interpret the Plan; (ii) prescribe, amend and rescind rules and regulations regulating it;
(iii) except as set forth in Section 4(b), determine the individuals to whom and the time or times at which Options shall be granted, the number of shares subject to each of such Options, the duration of such Options and the number of installments, if any, in which each such Option may be exercised; and (iv) make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in this Plan shall be final, conclusive and binding upon all Optionees. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan. The Committee may act by the vote of a majority of its members present at a meeting, provided that at least 50% of such Committee members are in attendance at such meeting, or by unanimous written consent. The Committee shall keep a record of its proceedings and acts and shall keep or caused to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

         (b) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as set forth in Section 4(b)(vi), all grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

              (i) On the Effective Date (as hereinafter defined) each person who is an incumbent Outside Director on the Effective Date (each an "Incumbent Outside Director") shall be granted options to purchase such number of Shares as shall be specified in a resolution of the Board of Directors of the Company (the "Incumbent Director Options").

              (ii) Each Outside Director other than an Incumbent Outside Director shall be automatically granted an Option to purchase 5,000 Shares (the "First Options") on the date such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

              (iii) After either the Incumbent Director Options or the First Options have been granted to an Outside Director, then provided that he or she is then serving as a Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on each anniversary of the date such Outside Director was first elected as a Director.

              (iv) The terms of a First Option or Incumbent Director Option granted hereunder shall be as follows:

                     (A) the term of the First Option or Incumbent Director Option shall be ten years.

                     (B) the First Option or Incumbent Director Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market
Value per Share on the date of grant of the First Option or Incumbent Director Option.

                     (D) the First Option or Incumbent Director Option shall become exercisable in installments cumulatively as to 33 1/3% of the Shares subject to the First Option or Incumbent Director Option on each anniversary of its date of grant.

              (v) The terms of a Subsequent Option granted hereunder shall be as follows:

                     (A)  the term of the Subsequent Option shall be ten years.

                     (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                     (D) the Subsequent Option shall become exercisable as to 33 1/3 % of the Shares subject to the Subsequent Option on each anniversary of its date of grant.

              (vi)   In  addition  to  the  Incumbent  Director  Options,  First
Options and Subsequent Options, the Committee may grant to Outside Directors additional Options ("Discretionary Options"). The Committee shall determine the duration (not to exceed ten years from the date on which said Option is granted) of such Discretionary Option, the exercise price of such Discretionary Option, and number of installments, if any, in which each Discretionary Option may be exercised.

              (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

    5. ELIGIBILITY. Options may be granted only to Outside Directors. Except as set forth in Section 4(b)(vi), all Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

           The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    6. TERM OF PLAN. The Plan shall be effective as of April 2, 1998 (the "Effective Date"), the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all Options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No Option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

    7. FORM OF CONSIDERATION. The purchase price of the Common Stock upon exercise of an Option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness owed by the Company to the Director, (iii) by delivery of shares of Common Stock already owned by, and in the possession of the Director, (iv) if authorized by the Board or if specified in the Option being exercised, by a promissory note made by the Director in favor of the Company, subject to terms and conditions determined by the Board, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) by any combination thereof, or (vi) in such other manner as the Board may specify in order to facilitate the exercise of Options by the holders thereof. Shares used to satisfy the exercise price of an Option shall be valued at their Fair Market Value.

    8.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Sec tion 10 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve months from the date of such ter mination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

    9. NON-TRANSFERABILITY OF OPTIONS. An Option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an Option, the holder, or the holder's permitted successors in interest, may exercise the Option on behalf of the spouse of the holder or such spouse's successors in interest.

    10.  ADJUSTMENTS.

         (a) If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the Option but with a corresponding adjustment in the purchase price for each Share covered by the Option.

         (b) Notwithstanding the foregoing, the Board may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in combination); (i) for Options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options or new stock Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided.

         (c) Adjustments under this Paragraph 10 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

      11. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted except if such amendment is required for compliance with Rule 16b-3 under the Exchange Act or any provision under the Code, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    15.  OPTION  AGREEMENT.   Options  shall  be  evidenced  by  written  option
agreements in such form as the Board shall approve.